Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Brent Willis, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)            the quarterly report on Form 10-Q of American Brewing Company, Inc. for the period ended March 31, 2016 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)            information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of American Brewing Company, Inc.

By: /s/ Brent Willis
Brent Willis
Interim Chief Executive Officer (Principal Executive Officer)
Date: May 6, 2016